UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 13, 2004

Lifeline Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts

(State or Other Jurisdiction of Incorporation)

000-13617	04-2537528
(Commission File Number)	(IRS Employer Identification No.)

111 Lawrence Street, Framingham, MA	01702-8156
(Address of Principal Executive Offices)	(Zip Code)

(508) 988-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

On September 13, 2004, Lifeline Systems, Inc. (the “Registrant”), entered into a letter agreement (the “Letter Agreement”) with ValueAct Capital Partners, L.P., ValueAct Capital Partners II, L.P., ValueAct Capital International, Ltd., VA Partners, L.L.C., Jeffrey W. Ubben, George F. Hamel, Jr. and Peter H. Kamin (collectively, “ValueAct”) modifying the Agreement dated as of June 30, 2002 currently in effect between the Registrant and ValueAct (previously filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.1 to the Form 8-K filed by the Registrant on July 12, 2002) relating to the voting of shares of the Registrant’s capital stock held by ValueAct and ValueAct’s engagement in certain transactions and other activities involving the Registrant (the “Agreement”). The Letter Agreement provides that the Agreement will remain in effect following, among other things, the share exchange referenced in Item 8.01 of this Form 8-K, with respect to (i) Lifeline Holdings, Inc., which would become a successor to, and beneficial owner of all of the equity of, the Registrant as a result of the share exchange, and (ii) the shares of capital stock of Lifeline Holdings, Inc. to be issued in exchange for the shares of the Registrant’s capital stock pursuant to the share exchange. ValueAct currently owns approximately 18.7% of the outstanding shares of common stock of the Registrant.

The foregoing summary description of the terms of the Letter Agreement is qualified in its entirety by reference to the Letter Agreement, which is attached as an exhibit to this Form 8-K.

Item 8.01 – Other Events

On September 13, 2004, the Registrant issued a press release announcing that it had filed a preliminary proxy statement with the SEC for purposes of holding a special shareholder meeting. As stated in the press release, the purpose of the meeting will be to consider a proposal recommended by the board of directors to create a holding company structure for the Registrant through a share exchange. The preliminary prospectus/proxy statement was filed with the SEC under the name of Lifeline Holdings, Inc., a Massachusetts corporation and a wholly-owned subsidiary of the Registrant recently formed in connection with the share exchange.

The foregoing summary description of the content of the press release is qualified in its entirety by reference to the press release, the full text of which is attached as an exhibit to this Form 8-K.

Item 9.01 – Financial Statements and Exhibits

(c)	Exhibits

The Exhibits to this report are listed in the Exhibit Index attached hereto.

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2004	LIFELINE SYSTEMS, INC.

	By:	/s/ Mark G. Beucler
Mark G. Beucler
Vice President, Finance, Chief Financial
Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Letter Agreement, dated as of September 13, 2004, between Lifeline Systems, Inc., ValueAct Capital Partners, L.P., ValueAct Capital Partners II, L.P., ValueAct Capital International, Ltd., VA Partners, L.L.C., Jeffrey W. Ubben, George F. Hamel, Jr. and Peter H. Kamin.

99.1	Press Release dated September 13, 2004.